BlackRock FundsSM

BlackRock Short-Term Treasury Fund

Supplement dated May 28, 2015 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 28, 2014

On May 20, 2015, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series BlackRock Short-Term Treasury Fund (the “Fund”), approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on May 28, 2015, the Fund will no longer accept purchase orders from new investors. On or about June 30, 2015 (the “Liquidation Date”), all of the assets of the Fund will be liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust.

The Fund may not achieve its investment objective as the Liquidation Date approaches.

Shareholders should consult their personal tax advisers concerning their tax situation.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-STT-0515SUP